                                                              EXHIBIT 10(n)(xiv)

[SILICON VALLEY BANK LOGO]

                           AMENDMENT TO LOAN AGREEMENT

BORROWER:                  CALBIOCHEM-NOVABIOCHEM CORPORATION
ADDRESS:                   10394 PACIFIC CENTER COURT
                           SAN DIEGO, CALIFORNIA  92121

DATE:                      JUNE 27, 1996

         THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower").

         The Parties agree to amend the Loan and Security Agreement between them (the "Loan Agreement") dated July 28, 1995, as amended by that Amendment to Loan Agreement dated November 22, 1995, effective as of September 30, 1995, and as amended by that Amendment to Loan Agreement dated January 24, 1996, which amendment shall be effective as of the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

         1. MODIFICATION TO SCHEDULE. The Schedule to the Loan Agreement is hereby deleted and replaced with the Schedule to Loan Agreement as attached hereto.

         2. MODIFICATION TO SECTION 2.2 OF LOAN AGREEMENT. Section 2.2 of the Loan Agreement is hereby deleted and replaced with the following Section 2.2 and
Section 2.2A:

                  2.2 GRANT OF SECURITY INTEREST IN COLLATERAL; TERMINATION OF SECURITY INTEREST UPON IPO CONSUMMATION. The Borrower grants Silicon a continuing security interest in all of the Borrower's interest in the Collateral (as defined below in Section 2.2A) as security for all Obligations (the "Grant"). The provisions of this section 2.2 shall be considered fully effective until the IPO Consummation (as defined below), and upon the occurrence of the IPO Consummation the provisions of this section 2.2 shall be deemed to be of no force and effect, provided that Borrower covenants and agrees, without limitation of any other term of provision hereof, not to cause or otherwise permit to exist any liens or encumbrances regarding the Collateral on and after the IPO Consummation. In furtherance of the foregoing, Silicon agrees to execute such additional documentation is as necessary to implement the termination of its security interest in the Collateral at the time of the IPO Consummation. As used herein the term "IPO Consummation" means (I) the consummation of an underwritten initial public offering of the Borrower's common stock from which the Borrower receives net proceeds in a minimum amount of $20,000,000, which transaction is otherwise satisfactory to Silicon, and relating to which Borrower has provided to Silicon documentation and other information satisfactory to Silicon evidencing the consummation thereof and (II) Borrower has repaid all Obligations relating to the Working Capital Term Loan and the Acquisition Term Loan.

                  2.2A COLLATERAL. This section 2.2A shall be considered to be effective at all times during the effectiveness of this Loan Agreement regardless of the status of the IPO Consummation. The term "Collateral" as used herein shall mean all of the Borrower's interest in the types of property described below, whether now owned

SILICON VALLEY BANK                                  AMENDMENT TO LOAN AGREEMENT
- --------------------------------------------------------------------------------

                  or hereafter acquired, and wherever located: (a) All accounts, contract rights, chattel paper, letters of credit, documents, securities, money, and instruments, and all other obligations now or in the future owing to the Borrower; (b) All inventory, goods, merchandise, materials, raw materials, work in process, finished goods, farm products, advertising, packaging and shipping materials, supplies, and all other tangible personal property which is held for sale or lease or furnished under contracts of service or consumed in the Borrower's business, and all warehouse receipts and other documents; and (c) All equipment, including without limitation all machinery, fixtures, trade fixtures, vehicles, furnishings, furniture, materials, tools, machine tools, office equipment, computers and peripheral devices, appliances, apparatus, parts, dies, and jigs; (d) All general intangibles including, but not limited to, deposit accounts, goodwill, names, trade names, trademarks and the goodwill of the business symbolized thereby, trade secrets, drawings, blueprints, customer lists, patents, patent applications, copyrights, security deposits, loan commitment fees, federal, state and local tax refunds and claims, all rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, all claims of Borrower against Silicon, all rights to purchase or sell real or personal property, all rights as a licensor or licensee of any kind, all royalties, licenses, processes, telephone numbers, proprietary information, purchase orders, and all insurance policies and claims (including without limitation credit, liability, property and other insurance), and all other rights, privileges and franchises of every kind; (e) All books and records, whether stored on computers or otherwise maintained; and (f) All substitutions, additions and accessions to any of the foregoing, and all products, proceeds and insurance proceeds of the foregoing, and all guaranties of and security for the foregoing; and all books and records relating to any of the foregoing. Silicon's security interest in any present or future technology (including patents, trade secrets, and other technology) shall be subject to any licenses or rights now or in the future granted by the Borrower to any third parties in the ordinary course of Borrower's business; provided that if the Borrower proposes to sell, license or grant any other rights with respect to any technology in a transaction that, in substance, conveys a major part of the economic value of that technology, Silicon shall first be requested to release its security interest in the same, and Silicon may withhold such release in its discretion.

         3. MODIFICATION TO SUPPLEMENT TO SCHEDULE. The Supplement to Schedule to Loan Agreement is hereby amended by replacing the definition of "Interest Rate" set forth in Section 1 thereof with the definition of "Interest Rate" as set forth below:

         "'Interest Rate' shall mean as to: (a) Prime Rate Revolving Loans, a rate per annum equal to the Prime Rate; (b) Prime Rate Term Loans, a rate per annum equal to the Prime Rate plus .375%; (c) LIBOR Rate Revolving Loans, a rate of 2.85% per annum in excess of the LIBOR Rate (based on the LIBOR Rate applicable for the Interest Period selected by the Borrower), provided that on and after the IPO Consummation, the rate for LIBOR Rate Revolving Loans shall be a rate of 2.35% per annum in excess of the LIBOR Rate (based on the LIBOR Rate applicable for the Interest Period selected by the Borrower); and (d) LIBOR Rate Term Loans, a rate of 3.22% per annum in excess of the LIBOR Rate (based on the LIBOR Rate applicable for the Interest Period selected by the Borrower)."

         4. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

SILICON VALLEY BANK                                  AMENDMENT TO LOAN AGREEMENT
- --------------------------------------------------------------------------------

         5. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

   BORROWER:                                SILICON:

   CALBIOCHEM-NOVABIOCHEM                   SILICON VALLEY BANK
   CORPORATION

                                            BY  /s/ Rita Pirkl
                                                --------------------------------
                                            TITLE  Senior Vice President

   BY  /s/ James G. Stewart
       ---------------------------
       PRESIDENT OR VICE PRESIDENT

   BY  /s/ Arthur E. Roke
       ---------------------------
       SECRETARY OR ASS'T SECRETARY

                                     CONSENT

         The undersigned, guarantors and pledgors, acknowledge that their consent to the foregoing Amendment is not required, but the undersigned nevertheless do hereby consent to the foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Cross-Corporate Continuing Guaranties and the Pledge Agreements executed by the undersigned in favor of Silicon, all of which are hereby ratified and affirmed and shall continue in full force and effect.

CALBIOCHEM-NOVABIOCHEM AG                   CALBIOCHEM-NOVABIOCHEM
                                            INTERNATIONAL, INC.

By:   /s/ Stelios B. Papadopoulos           By:   /s/ James G. Stewart
      ----------------------------                ------------------------
Title: Director                             Title: V.P. Finance